                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 2000

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Seeks to provide a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to the maturity date, and seeks to provide a total return, a combination of capital growth and income

KEMPER TARGET EQUITY FUND
KEMPER WORLDWIDE
2004 FUND

            "... As we uncover opportunities in several niches, the
               fund is more diversified across sector and market
                  cap than it was last year at this time. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
LARGEST HOLDINGS
8
PORTFOLIO OF INVESTMENTS
15
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
19
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER WORLDWIDE 2004 FUND
 TOTAL RETURN*
 FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2000
 (UNADJUSTED FOR ANY SALES CHARGE)

 ........................................................
    KEMPER WORLDWIDE 2004 FUND                 9.88%
 ........................................................

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT SHARES, WHEN REDEEMED (BEFORE MATURITY DATE), MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.
*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    1/31/00   7/31/99
 .........................................................
    KEMPER WORLDWIDE 2004 FUND      $10.19    $10.32
 .........................................................

 KEMPER WORLDWIDE 2004
 FUND RANKINGS AS OF 1/31/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER BALANCED TARGET MATURITY CATEGORY*

 ....................................................................
    1-YEAR                                     #5 of 12 funds
 ....................................................................
    3-YEAR                                     #8 of 11 funds
 ....................................................................
    5-YEAR                                     #8 of 9 funds
 ....................................................................

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 DIVIDEND REVIEW

 DURING THE PERIOD, KEMPER WORLDWIDE 2004 FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                   INCOME    SHORT-TERM    LONG-TERM
                  DIVIDEND  CAPITAL GAIN  CAPITAL GAIN
 ..........................................................
    KEMPER
    WORLDWIDE
    2004 FUND      $0.39       $0.19         $0.58
 ..........................................................

TERMS TO KNOW
BOTTOM-UP INVESTMENT STYLE An investment style that assesses the performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of the products and services. This approach, which is the opposite of "top-down" investing, assumes that individual companies can do well even if the industry as a whole may not be performing well.

CYCLICAL STOCK A stock within an industry whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are automobiles, housing, paper and steel. Noncyclical industries, such as food, insurance and drugs, are normally not as directly affected by economic changes.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  With the potential Y2K crisis seemingly behind us, the main question hanging over the economy has been how much the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. The Fed began that process on Feb. 2. Fearing that "increases in demand" would foster "inflationary imbalances," the policymakers raised interest rates by a quarter of a percentage point (0.25%). Later, in his Feb. 17 Humphrey-Hawkins testimony before the House of Representatives, Fed Chairman Alan Greenspan made it clear that he was still concerned about the economy's imbalances. We thus expect a quarter-point rate hike at the March 21 Fed meeting, and another quarter-point increase in May.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system, we're more likely to see a slow winding down, thanks to persistent low inflation. Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, pre-Y2K fears were sufficient to show many investors that risks still exist in today's markets and remind them that they could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is

--------------------------------------------------------------------------------
 ECONOMIC OVERVIEW
--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (1/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.70                   5.80                   4.70                   5.50
Prime rate (2)                                  8.50                   7.75                   7.75                   8.50
Inflation rate (3)*                             2.70                   2.00                   1.60                   1.70
The U.S. dollar (4)                             1.50                   -2.2                   -4.2                   9.40
Capital goods orders (5)*                      18.30                   -0.2                  10.60                   6.50
Industrial production (5)*                      5.00                   3.90                   2.40                   6.70
Employment growth (6)                           2.30                   2.40                   2.20                   2.80

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 12/31/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MARCH 1, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CHENG PHOTO]

LEAD PORTFOLIO MANAGER IRENE CHENG IS A MEMBER OF THE FIRM'S GLOBAL EQUITY GROUP, FOCUSING ON PORTFOLIO MANAGEMENT AND RESEARCH FOR INTERNATIONAL EQUITY ACCOUNTS. IN ADDITION TO SEVERAL YEARS OF EXPERIENCE IN THE INDUSTRY, CHENG HOLDS A BACHELOR'S DEGREE SUMMA CUM LAUDE FROM HARVARD/RADCLIFFE COLLEGE, A MASTER'S DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND AN M.B.A. FROM HARVARD BUSINESS SCHOOL.

[SLENDEBROEK PHOTO]

PORTFOLIO MANAGER MARC SLENDEBROEK JOINED THE COMPANY IN 1994. HE IS A MEMBER OF THE FIRM'S GLOBAL EQUITY GROUP, FOCUSING ON PORTFOLIO MANAGEMENT AND RESEARCH FOR INTERNATIONAL EQUITY ACCOUNTS. SLENDEBROEK HOLDS A MASTER'S DEGREE IN CIVIL LAW FROM THE UNIVERSITY OF LEIDEN IN THE NETHERLANDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

OVER THE PAST SIX MONTHS ENDING JANUARY 31, 2000, DEVELOPED INTERNATIONAL EQUITY MARKETS HAVE BEEN NOTICEABLY STRENGTHENING. JAPANESE EQUITIES EXPERIENCED A LONG-AWAITED REBOUND, ALBEIT QUESTIONABLY SUSTAINABLE, AND EUROPE HAS CLEARLY EMBARKED ON AN ECONOMIC RECOVERY. CHALLENGES CERTAINLY REMAIN; PORTFOLIO MANAGERS IRENE CHENG AND MARC SLENDEBROEK REVIEW THE SEMIANNUAL PERIOD AND SHARE THEIR OUTLOOK FOR INTERNATIONAL EQUITY MARKETS.

Q    WHAT ARE SOME OF THE MAJOR EVENTS THAT SHAPED INTERNATIONAL EQUITY MARKETS
OVER THE PAST SIX MONTHS?

A    The recovery in the global economy has generally fueled a rally in stock prices in virtually all areas of the world. In recent months, though, the fear that stronger growth leads to higher interest rates continued to generate volatility. Throughout the summer, market participants weighed the impact of higher interest rates and stronger corporate-earnings growth. In August, the markets absorbed the impact of a U.S. interest-rate increase, then rallied on the belief that no further rate hikes would be forthcoming. By the turn of the century, however, investors once again focused on the potential for another increase, and the last remnants of Y2K concerns surfaced briefly.

     Despite the volatility, the overall economic backdrop has been quite positive, particularly in Europe. Higher corporate earnings, modest deficits and the prolonged run in merger activity continue to draw attention to this region. Although the pickup in growth appears to have put the wind at the back of European businesses, high multiples in the technology and telecommunications sectors, as well as the potential for further rate tightening from the European Central Bank, remain a cause for concern over the next six months.

     Following a broad-based rebound during the first half of 1999, Japanese equities have retracted somewhat, particularly among cyclicals as concerns about economic stability have resurfaced. It remains to be seen how much of Japan's nascent recovery has been driven by government stimulus programs, which cannot be sustained at current levels without harmful increases to the country's debt load. These concerns are reflected in the region's volatility. Nonetheless, the overall shift in Japan's corporate focus to shareholder value and profitability remains promising.

Q    WHEN YOU ARE LOOKING FOR STOCKS THAT WILL SUCCEED IN THIS ENVIRONMENT,
WHAT ARE YOU CONCENTRATING ON, AND WHERE HAVE YOU FOUND MOST OPPORTUNITIES?

A    First and foremost, we focus on an industry's long-term prospects for change, because change can create opportunities. The change itself can take many forms. It can mean old companies that are restructuring to meet the needs of the marketplace or operate more efficiently. Or it can be great new growth companies that are supporting a change in the technology industry. These can be both growth and value companies, and we're not restricting ourselves to purely large-cap companies, either. As we uncover opportunities in several niches, the fund is more diversified across sector and market cap than it was last year at this time. Of course, after a stock catches our eye, we look carefully at its specific fundamentals and valuation.

     At January end, about one-third of the equity portfolio, or close to

PERFORMANCE UPDATE

15 percent of total assets, was invested in technology and tech-related stocks, including everything from semiconductor stocks to stakes in telecommunication companies that offer alternative ways to deliver voice and data. We're very interested in Internet stocks as well. On the other hand, we have exposure to the older industries of Europe and Japan that are restructuring to become more competitive. We also have a solid stake in the Japanese financial sector, both banking and brokerage firms, where we've seen a lot of reform. We are light on European banks, though we have recently increased our European insurance holdings.

     Keep in mind that because we follow a bottom-up investment style (see Terms To Know on page 2), the global economic background isn't the first step to our process. Our country weightings reflect where we find interesting investment opportunities, rather than a deliberate attempt to invest in or avoid a particular region.

Q    KEMPER WORLDWIDE 2004 FUND IS UP 9.88 PERCENT (UNADJUSTED FOR A SALES
CHARGE) FOR THE SIX MONTHS ENDED JANUARY 31, 2000. HOW DOES THAT COMPARE WITH THE FUND'S BENCHMARK, THE MSCI EAFE INDEX?

A    Both the Japanese and European markets were strong during the last quarter of 1999, and thanks to good sector exposure and strong stock picking, the equity portion of the fund performed well, though as a whole, it underperformed the benchmark; the MSCI EAFE index* gained 11.19 percent over the six months ended January 31, 2000. Keep in mind, however, that the fund has a bond component while the benchmark does not. That income cushion has served its purpose lately. In January, bonds generally responded negatively to interest-rate concerns, but they were not nearly as volatile as global equities. Not surprisingly, the fund's equity stake had a tough ride at the beginning of the new year. Our stake in cyclicals (see Terms to Know on page 2), a sector that retreated somewhat after a rally in December, did not help matters. We remain committed to this sector, especially in Europe, where growth prospects appear better than ever. Recently, select Japanese holdings have underperformed, reflecting concerns over the sustainability of that country's economic recovery. Finally, the fund's equity stake is light in media, the only sector in the benchmark with a positive January return. By month end, the fund proved more resilient than the index due to the bond component.

* MSCI EAFE INDEX (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRALASIA, FAR EAST INDEX) IS AN UNMANAGED INDEX GENERALLY ACCEPTED AS A BENCHMARK FOR MAJOR OVERSEAS MARKETS. SOURCE IS WIESENBERGER. INVESTORS CANNOT ACTUALLY INVEST IN THE INDEX.

Q    WHAT ARE SOME OF THE THEMES DRIVING INTERNATIONAL EQUITIES TODAY, AND WHAT
OPPORTUNITIES HAVE YOU UNCOVERED? ANY DISAPPOINTMENTS?

A    Kemper Worldwide 2004 Fund was boosted by many holdings that were the subject of takeover bids, and from many that were lifted when other companies in similar industries announced deals. A case in point is the September announcement of a proposed three-way merger in the Japanese financial industry among Fuji Bank, Industrial Bank of Japan and Dai-Ichi Kangyo Bank. Although Fuji is the only one of the three we owned directly, our other holdings in the Japanese financial sector responded strongly based on hopes that meaningful reform has begun.

     In Europe, consolidation continues to accelerate, and we have benefited from many sides of the deals. This was particularly the case with the fund's exposure to mobile telephone operators in Europe. For example, in late October, one of the fund's top 10 holdings at that time, British cellular operator Orange, agreed to be acquired by Mannesmann, the large German telecommunications firm. Subsequently, Mannesmann itself was the target of a successful hostile takeover bid by Vodafone of the United Kingdom. The newly created entity is the undisputed market leader in the fast-growing European mobile telephone market and currently represents the single largest equity investment of the fund.

     Stocks benefiting from the convergence among technology, communication and media stocks have been strong for us in both Europe and Japan. Our favorite names include NTT Mobile Communications Network in Japan (a leading cellular and Internet portal operator) and Italy's Seat Pagine Gialle, a publisher and leading Internet operator. We haven't experienced many disappointments since we repositioned the portfolio over the past six months or so. The recent weakening trend in the Japanese economy is impacting a number of our cyclical holdings in this region, such as Nissan Motor Company.

Q    WHAT IS YOUR OUTLOOK FOR WORLD MARKETS, AND WHAT MIGHT POSE THREATS TO
THIS OUTLOOK?

A    We are optimistic about the restructuring and consolidation themes we discussed earlier. These should continue to provide a strong underpinning for the foreign markets and should give bottom-up investors the opportunity to take advantage of the positive performance of the many individual companies that are poised to benefit from the ongoing process of secular change. That said, we believe some caution is warranted; global stock markets have come a long way, but they remain vulnerable to price corrections and inflationary concerns.

LARGEST HOLDINGS

THE FUND'S 20 LARGEST STOCK HOLDINGS*
Representing 34.6 percent of the fund's total common stock on January 31, 2000

-----------------------------------------------------------------------------
                  HOLDINGS                                         PERCENTAGE
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
1.                ORANGE PLC                                          2.7%
                  UNITED KINGDOM
-----------------------------------------------------------------------------
2.                VIVENDI                                             2.1%
                  FRANCE
-----------------------------------------------------------------------------
3.                TOTAL FINA S.A.                                     2.0%
                  FRANCE
-----------------------------------------------------------------------------
4.                SIEMENS AG                                          2.0%
                  GERMANY
-----------------------------------------------------------------------------
5.                SAMSUNG ELECTRONICS                                 1.8%
                  KOREA
-----------------------------------------------------------------------------
6.                REUTERS GROUP PLC                                   1.8%
                  UNITED KINGDOM
-----------------------------------------------------------------------------
7.                NTT MOBILE COMMUNICATIONS NETWORK                   1.8%
                  JAPAN
-----------------------------------------------------------------------------
8.                MURATA MANUFACTURING                                1.8%
                  JAPAN
-----------------------------------------------------------------------------
9.                SAP AG                                              1.7%
                  GERMANY
-----------------------------------------------------------------------------
10.               DAIWA SECURITIES                                    1.7%
                  JAPAN
-----------------------------------------------------------------------------
11.               AVENTIS SA                                          1.7%
                  FRANCE
-----------------------------------------------------------------------------
12.               RIO TINTO PLC                                       1.7%
                  UNITED KINGDOM
-----------------------------------------------------------------------------
13.               SONY CORP.                                          1.5%
                  JAPAN
-----------------------------------------------------------------------------
14.               EPCOS AG                                            1.5%
                  GERMANY
-----------------------------------------------------------------------------
15.               SEAT PAGINE GIALLE SPA                              1.5%
                  ITALY
-----------------------------------------------------------------------------
16.               KYOCERA CORP.                                       1.5%
                  JAPAN
-----------------------------------------------------------------------------
17.               NOKIA OYI                                           1.5%
                  FINLAND
-----------------------------------------------------------------------------
18.               NIKKO SECURITIES                                    1.5%
                  JAPAN
-----------------------------------------------------------------------------
19.               STMICROELECTRONICS                                  1.4%
                  FRANCE
-----------------------------------------------------------------------------
20.               HITACHI LTD                                         1.4%
                  JAPAN
-----------------------------------------------------------------------------

*The fund's holdings are subject to change.

                                                        PORTFOLIO OF INVESTMENTS

KEMPER WORLDWIDE 2004 FUND
Portfolio of Investments at January 31, 2000 (Unaudited)

    REPURCHASE AGREEMENT--4.1%                                                          PRINCIPAL AMOUNT      VALUE
                                           Chase Manhattan Bank, 5.625%, 2/1/2000,
                                           to be repurchased at $1,098,172**,
                                           (Cost: $1,098,000)                             $ 1,098,000      $ 1,098,000
    BONDS--53.6%

    U.S. GOVERNMENT OBLIGATIONS--53.6%
                                           U.S. Treasury Strip, 11/15/2004                    750,000          536,925
                                           U.S. Treasury STRIP, Principal only,
                                             11/15/2004                                    19,300,000       13,975,516
                                           -------------------------------------------------------------------------------
                                                                                                            14,512,441
--------------------------------------------------------------------------------------------------------------------------

    CORPORATE OBLIGATIONS--0.0%
                                           British Aerospace PLC, 7.450%, 11/30/03
                                             (Producer of military aircrafts)                   1,400            2,217
                                           -------------------------------------------------------------------------------
                                           TOTAL BONDS
                                           (Cost: $13,944,022)                                              14,514,658
                                           -------------------------------------------------------------------------------
    COMMON STOCKS--42.3%                                                                NUMBER OF SHARES      VALUE
    EUROPE
--------------------------------------------------------------------------------------------------------------------------

    FINLAND--.6%
                                           Nokia Oyi
                                             (MANUFACTURER OF TELECOMMUNICATIONS
                                             NETWORKS AND EQUIPMENT)                              930          167,291
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    FRANCE--7.6%
                                           AXA SA
                                             (INSURANCE GROUP PROVIDING INSURANCE,
                                             FINANCE AND REAL ESTATE SERVICES)                    675           84,419
                                           Aventis SA
                                             (PHARMACEUTICAL COMPANY)                           3,669          192,588
                                           Carrefour SA
                                             (SUPERMARKET OPERATOR AND FOOD RETAILER)             520           82,188
                                           Christian Dior
                                             (FASHION HOUSE)                                      541          120,623
                                           Club Mediterranee SA*
                                             (OPERATOR OF VACATION RESORTS)                       200           21,811
                                           Dassault Systemes S.A.
                                             (COMPUTER AIDED DESIGN, MANUFACTURING AND
                                             ENGINEERING SOFTWARE)                                789           55,003
                                           Etablissements Economiques du Casino
                                             Guichard-Perrachon S.A.
                                             (OPERATOR OF SUPERMARKETS AND CONVENIENCE
                                             STORES)                                            1,200           77,426
                                           Eurotunnel SA (Bearer)
                                             (CHANNEL TUNNEL CONSORTIUM)                       96,022          107,140
                                           LVMH (Louis Vuitton Moet Hennessy)*
                                             (PRODUCER OF WINES, SPIRITS AND LUXURY
                                             PRODUCTS)                                            190           75,767
                                           Lafarge SA*
                                             (PRODUCER OF CEMENT, CONCRETE AND
                                             AGGREGATES)                                        1,015           89,026
                                           Pinault-Printemps-Redoute SA
                                             (OPERATOR OF DEPARTMENT STORES)                      496           98,222
                                           Renault SA
                                             (MANUFACTURER OF AUTOMOBILES, BUSES,
                                             INDUSTRIAL AND AGRICULTURAL VEHICLES)              1,180           61,710
                                           Rhodia SA
                                             (DRUG MANUFACTURER AND CHEMICALS
                                             SPECIALIST)                                        5,383          114,381

 8  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF SHARES      VALUE
                                           STMicroelectronics
                                             (MANUFACTURER OF SEMICONDUCTOR INTEGRATED
                                             CIRCUITS)
                                           Schneider SA                                         1,006      $   163,492
                                             (MANUFACTURER OF ELECTRONIC COMPONENTS AND
                                             AUTOMATED MANUFACTURING SYSTEMS)                     845           59,440
                                           Societe BIC SA
                                             (MANUFACTURER OF OFFICE SUPPLIES)                  1,826           86,812
                                           Total Fina S.A. "B"
                                             (EXPLORER, DEVELOPER AND PRODUCER OF OIL
                                             AND GAS)                                           1,875          231,405
                                           Union des Assurances Federales
                                             (INSURANCE GROUP)                                    457           48,331
                                           Usinor Sacilor
                                             (PRODUCER OF FLAT STEEL AND STAINLESS
                                             STEEL)                                             3,118           51,883
                                           Vivendi
                                             (INDUSTRIAL SERVICES)                              2,331          237,474
                                           -------------------------------------------------------------------------------
                                                                                                             2,059,141
--------------------------------------------------------------------------------------------------------------------------

    GERMANY--6.3%                          Allianz AG
                                             (MULTI-LINE INSURANCE COMPANY)                       283           92,534
                                           BASF AG
                                             (INTERNATIONAL CHEMICAL PRODUCER)                  2,533          107,768
                                           Bayer AG
                                             (CHEMICAL PRODUCER)                                2,341           90,127
                                           Celanese AG*
                                             (MANUFACTURER AND DISTRIBUTOR OF
                                             INDUSTRIAL CHEMICALS)                                272            5,542
                                           Commerzbank AG*
                                             (PROVIDER OF BANKING SERVICES)                     1,600           49,910
                                           Deutsche Telekom AG*
                                             (TELECOMMUNICATION SERVICES)                         955           63,379
                                           Dresdner Bank AG
                                             (PROVIDER OF BANKING SERVICES)                     1,687           80,695
                                           Epcos AG*
                                             (PRODUCER OF ELECTRONIC COMPONENTS AND
                                             INTEGRATED CIRCUITS)                               1,949          173,974
                                           HypoVereinsbank AG
                                             (BANK)                                             1,233           73,215
                                           Mannesmann AG
                                             (MANUFACTURER OF PRODUCTION MACHINERY AND
                                             ASSEMBLY SYSTEMS)                                    534          143,777
                                           Muenchener Rueckversicherungs-Gesellschaft
                                             AG (Registered)
                                             (INSURANCE COMPANY)                                  358           94,479
                                           SAP AG (pfd.)
                                             (COMPUTER SOFTWARE MANUFACTURER)                     260          197,776
                                           Siemens AG
                                             (ELECTRICAL ENGINEERING AND ELECTRONICS
                                             COMPANY)                                           1,660          226,936
                                           Thyssen Krupp AG*
                                             (MANUFACTURER OF BUILDING AND INDUSTRIAL
                                             STEEL MATERIALS)                                   4,464          112,828
                                           VEBA AG
                                             (ELECTRIC UTILITY, DISTRIBUTOR OF OIL AND
                                             CHEMICALS)                                         2,070           86,362
                                           VIAG AG
                                             (PROVIDER OF ELECTRICAL POWER AND NATURAL
                                             GAS SERVICES, ALUMINUM PRODUCTS,
                                             CHEMICALS, CERAMICS AND GLASS)                     5,859           98,061
                                           -------------------------------------------------------------------------------
                                                                                                             1,697,363

    The accompanying notes are an integral part of the financial statements.   9

                                                        PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF SHARES      VALUE

    ITALY--1.6%                            Banca Nazionale del Lavoro
                                             (BANK)                                            21,800      $    69,588
                                           Gruppo Editoriale L'Espresso
                                             (PUBLISHER)                                        8,320          105,588
                                           Mediaset SpA
                                             (BROADCASTING AND TELEVISION NETWORKS)             6,300           98,901
                                           Seat Pagine Gialle SpA
                                             (PUBLISHER OF TELECOMMUNICATION
                                             DIRECTORIES AND PROVIDER OF ADVERTISING
                                             SERVICES)                                         98,200          169,119
                                           -------------------------------------------------------------------------------
                                                                                                               443,196
--------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--2.1%
                                           ASM Lithography Holding NV
                                             (DEVELOPER OF PHOTOLITHOGRAPHY PROJECTION
                                             SYSTEMS)                                             530           62,736
                                           Akzo Nobel NV
                                             (PRODUCER AND MARKETER OF HEALTHCARE
                                             PRODUCTS, COATINGS, CHEMICALS AND FIBERS)          1,510           62,324
                                           Equant NV*
                                             (PROVIDER OF INTERNATIONAL DATA NETWORK
                                             SERVICES)                                          1,277          129,476
                                           Fortis (NL) NVBank
                                             (PROVIDER OF BANKING AND INSURANCE
                                             SERVICES)                                          1,520           44,199
                                           Gucci Group NV (New York Shares)
                                             (DESIGNER AND PRODUCER OF PERSONAL LUXURY
                                             ACCESSORIES AND APPAREL)                           1,000          106,813
                                           Koninklijke KPN NV*
                                             (TELECOMMUNICATIONS SERVICES)                        940           79,985
                                           Laurus NV
                                             (INTERNATIONAL FOOD RETAILER)                      2,170           30,634
                                           United Pan-Europe Communications NV*
                                             (PROVIDER OF TELEVISION AND
                                             TELECOMMUNICATION SERVICES)                          320           40,362
                                           -------------------------------------------------------------------------------
                                                                                                               556,529
--------------------------------------------------------------------------------------------------------------------------

    SPAIN--.4%
                                           Telefonica SA
                                             (TELECOMMUNICATION SERVICES)                       4,405          110,695
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    SWEDEN--.2%
                                           LM Ericsson Telephone Co. "B"*
                                             (MANUFACTURER TELECOMMUNICATIONS
                                             EQUIPMENT)                                           900           63,204
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--.8%
                                           Nestle SA (Registered)*
                                             (FOOD MANUFACTURER)                                   52           84,904
                                           Novartis AG (Registered)
                                             (PHARMACEUTICAL COMPANY)                              40           48,971
                                           Roche Holdings AG (PC)
                                             (PRODUCER OF DRUGS AND MEDICINES)                      7           75,183
                                           -------------------------------------------------------------------------------
                                                                                                               209,058
--------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--6.9%
                                           BOC Group PLC
                                             (PRODUCER OF INDUSTRIAL GASES)                     4,130           88,610
                                           BP Amoco plc
                                             (MAJOR INTEGRATED WORLD OIL COMPANY)              12,200          107,421
                                           Billiton PLC
                                             (RESOURCE GROUP THAT EXPLORES, PRODUCES
                                             AND MARKETS ALUMINUM AND OTHER METAL
                                             PRODUCTS)                                         11,658           60,365
                                           British Aerospace PLC
                                             (PRODUCER OF MILITARY AIRCRAFT)                   15,974           85,359

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF SHARES      VALUE
                                           Cable and Wireless PLC
                                             (INTERNATIONAL TELECOMMUNICATION SERVICES
                                             IN THE UNITED KINGDOM AND HONG KONG)               3,478      $    70,744
                                           Glaxo Wellcome PLC
                                             (PHARMACEUTICAL COMPANY)                           3,596           92,026
                                           Orange PLC*
                                             (OPERATOR OF DIGITAL MOBILE TELEPHONE
                                             NETWORK)                                           8,310          304,762
                                           Prudential Corp. PLC
                                             (PROVIDER OF A BROAD RANGE OF FINANCIAL
                                             SERVICES)                                          7,620          140,960
                                           Rentokil Initial PLC
                                             (ENVIRONMENTAL SERVICES COMPANY)                  26,487          102,060
                                           Reuters Group PLC
                                             (INTERNATIONAL NEWS AND INFORMATION
                                             AGENCY)                                           13,667          204,685
                                           Rio Tinto PLC
                                             (MINING COMPANY)                                  10,310          190,721
                                           Royal & Sun Alliance Insurance Group PLC
                                             (INSURANCE COMPANY)                               15,546          101,469
                                           Shell Transport & Trading PLC
                                             (PETROLEUM COMPANY)                               18,800          135,769
                                           SmithKline Beecham PLC
                                             (MANUFACTURER OF ETHICAL DRUGS AND
                                             HEALTHCARE PRODUCTS)                               7,784           93,061
                                           Standard Chartered PLC
                                             (INTERNATIONAL BANKING GROUP)                      6,367           79,566
                                           -------------------------------------------------------------------------------
                                                                                                             1,857,578
                                           -------------------------------------------------------------------------------
                                           TOTAL EUROPEAN COUNTRIES--26.5%                                   7,164,055
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    PACIFIC REGION
--------------------------------------------------------------------------------------------------------------------------

    HONG KONG--.4%
                                           Cheung Kong Holdings Ltd.
                                             (REAL ESTATE COMPANY)                              6,000           75,381
                                           New World China Land Ltd.
                                             (PROPERTY DEVELOPMENT)                               110               30
                                           New World Development Co., Ltd.
                                             (PROPERTY INVESTMENT AND DEVELOPMENT
                                             COMPANY)                                          22,000           42,272
                                           -------------------------------------------------------------------------------
                                                                                                               117,683
--------------------------------------------------------------------------------------------------------------------------

    JAPAN--13.1%
                                           Advantest Corp.
                                             (PRODUCER OF MEASURING INSTRUMENTS AND
                                             SEMICONDUCTOR TESTING DEVICES)                       500          114,493
                                           Asahi Glass Co., Ltd.
                                             (MANUFACTURER OF GLASS PRODUCTS)                   8,000           67,393
                                           Benesse Corp.
                                             (PROVIDER OF EDUCATIONAL SERVICES)                   500           91,641
                                           Canon, Inc.
                                             (PRODUCER OF VISUAL IMAGE AND INFORMATION
                                             EQUIPMENT)                                         2,000           81,728
                                           DDI Corp.
                                             (LONG DISTANCE TELEPHONE AND CELLULAR
                                             OPERATOR)                                             11          124,919
                                           Daiwa Securities Co., Ltd.
                                             (PROVIDER OF BROKERAGE AND OTHER FINANCIAL
                                             SERVICES)                                         12,000          194,918
                                           Fanuc, Ltd.
                                             (MANUFACTURER OF NUMERICALLY CONTROLLED
                                             EQUIPMENT FOR MACHINE TOOLS)                         500           52,592

    The accompanying notes are an integral part of the financial statements.  11

                                                        PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF SHARES      VALUE
                                           Fuji Bank, Ltd.
                                             (PROVIDER OF COMMERCIAL BANKING SERVICES)          7,000      $    69,459
                                           Fujisawa Pharmaceutical Co.
                                             (MANUFACTURER AND MARKETER OF ANTIBIOTICS)         1,000           28,763
                                           Fujitsu, Ltd.
                                             (MANUFACTURER OF COMPUTERS)                        4,000          147,817
                                           Hitachi, Ltd.
                                             (MANUFACTURER OF GENERAL ELECTRONICS)             11,000          155,739
                                           Kyocera Corp.
                                             (MANUFACTURER OF CERAMIC PACKAGING)                1,000          168,575
                                           Matsushita Electric Industrial Co., Ltd.
                                             (MANUFACTURER OF CONSUMER ELECTRONIC
                                             PRODUCTS)                                          5,000          132,412
                                           Murata Manufacturing Co., Ltd.
                                             (MANUFACTURER OF CERAMIC APPLIED
                                             ELECTRONIC COMPUTERS)                              1,000          201,433
                                           NEC Corp.
                                             (MANUFACTURER OF TELECOMMUNICATION AND
                                             COMPUTER EQUIPMENT)                                7,000          149,865
                                           NSK Ltd.
                                             (MANUFACTURER OF BEARINGS AND MOTOR
                                             VEHICLE MACHINE PARTS)                             9,000           67,858
                                           NTT Mobile Communications Network, Inc.
                                             (PROVIDER OF VARIOUS TELECOMMUNICATION
                                             SERVICES AND EQUIPMENT)                                6          203,295
                                           Nikko Securities Co., Ltd.
                                             (SECURITIES BROKER AND DEALER)                    12,000          166,434
                                           Nippon Telegraph & Telephone Corp.
                                             (TELECOMMUNICATION SERVICES)                          10          150,796
                                           Nissan Motor Co., Ltd.
                                             (MANUFACTURER OF MOTOR VEHICLES)                  21,000           99,693
                                           Nomura Securities Co., Ltd.
                                             (FINANCIAL ADVISOR, SECURITIES BROKER AND
                                             UNDERWRITER)                                       6,000          136,275
                                           SMC Corp.
                                             (MANUFACTURER OF DIRECTIONAL CONTROL
                                             DEVICES)                                             200           41,664
                                           Sakura Bank, Ltd.
                                             (PROVIDER OF BANKING SERVICES)                    16,000          101,275
                                           Sony Corp.
                                             (MANUFACTURER OF CONSUMER ELECTRONIC
                                             PRODUCTS)                                            700          175,668
                                           Sumitomo Trust & Banking Co., Ltd.
                                             (COMMERCIAL BANK)                                 13,000           80,713
                                           TDK Corp.
                                             (MANUFACTURER OF MAGNETIC TAPES AND FLOPPY
                                             DISCS)                                               900           95,253
                                           THK Co., Ltd.
                                             (MANUFACTURER OF LINEAR MOTION SYSTEMS FOR
                                             INDUSTRIAL MACHINERY)                              1,100           52,834
                                           Tokyo Electron Ltd.
                                             (MANUFACTURER OF SEMICONDUCTOR PRODUCTION
                                             EQUIPMENT)                                         1,000          138,788
                                           Toray Industries, Inc.
                                             (MANUFACTURER OF SYNTHETIC FIBERS, LEATHER
                                             AND POLYESTER FILL)                                9,000           38,202
                                           Toshiba Corp.
                                             (MANUFACTURER OF ELECTRIC MACHINERY)              15,000          117,146
                                           Yamanouchi Pharmaceutical Co., Ltd.
                                             (MANUFACTURER OF ETHICAL DRUGS)                    2,000           87,499
                                           -------------------------------------------------------------------------------
                                                                                                             3,535,140

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF SHARES      VALUE

    KOREA--1.3%
                                           SK Telecom Co., Ltd.
                                             (PROVIDER OF MOBILE TELECOMMUNICATION
                                             SERVICES)                                             40      $   134,579
                                           Samsung Electronics Co.
                                             (ELECTRONICS MANUFACTURER)                           840          208,598
                                           -------------------------------------------------------------------------------
                                                                                                               343,177
                                           -------------------------------------------------------------------------------
                                           TOTAL PACIFIC REGION--14.8%                                       3,996,000
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    COMMONWEALTH COUNTRIES
--------------------------------------------------------------------------------------------------------------------------

    AUSTRALIA--.8%
                                           Broken Hill Proprietary Co., Ltd.
                                             (PETROLEUM, MINERAL AND STEEL EXPLORATION
                                             PRODUCTION)                                        8,500          101,423
                                           WMC Ltd.
                                             (MINERAL EXPLORATION AND PRODUCTION)              15,700           79,612
                                           Woodside Petroleum, Ltd.
                                             (PRODUCER OF OIL AND GAS)                          5,100           37,690
                                           -------------------------------------------------------------------------------
                                                                                                               218,725
--------------------------------------------------------------------------------------------------------------------------

    CANADA--.2%
                                           Canadian National Railway Co.
                                             (RAILROAD OPERATOR)                                2,800           68,123
                                           -------------------------------------------------------------------------------
                                           TOTAL COMMONWEALTH COUNTRIES--1.0%                                  286,848
                                           -------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--42.3%
                                           (Cost: $8,986,071)                                               11,446,903
                                           -------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $24,028,093)(a)                                          $27,059,561
                                           -------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing securities

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $24,028,093. At January 31, 2000, net unrealized appreciation for all securities based on tax cost was $3,031,468. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,543,260, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $511,792.

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

At January 31, 2000 the Fund's portfolio of investments had the following industry diversification:

                                                                   VALUE       PERCENT
--------------------------------------------------------------------------------------
Consumer Discretionary                                          $   322,843      1.2%
--------------------------------------------------------------------------------------
Consumer Staples                                                    551,212      2.0%
--------------------------------------------------------------------------------------
Health                                                              425,503      1.6%
--------------------------------------------------------------------------------------
Communications                                                    1,450,808      5.4%
--------------------------------------------------------------------------------------
Financial                                                         1,826,122      6.7%
--------------------------------------------------------------------------------------
Media                                                                98,901      0.4%
--------------------------------------------------------------------------------------
Service Industries                                                  910,567      3.4%
--------------------------------------------------------------------------------------
Durables                                                            224,607      0.8%
--------------------------------------------------------------------------------------
Manufacturing                                                     2,090,269      7.7%
--------------------------------------------------------------------------------------
Technology                                                        2,199,131      8.1%
--------------------------------------------------------------------------------------
Energy                                                              512,286      1.9%
--------------------------------------------------------------------------------------
Metals & Minerals                                                   484,003      1.8%
--------------------------------------------------------------------------------------
Construction                                                        196,166      0.7%
--------------------------------------------------------------------------------------
Transportation                                                       68,123      0.3%
--------------------------------------------------------------------------------------
Utilities                                                            86,362      0.3%
--------------------------------------------------------------------------------------
Total Common Stocks                                              11,446,903     42.3%
--------------------------------------------------------------------------------------
Repurchase Agreement                                              1,098,000      4.1%
--------------------------------------------------------------------------------------
Total Bonds                                                      14,514,658     53.6%
--------------------------------------------------------------------------------------
Total Investment Portfolio                                      $27,059,561    100.0%
--------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
as of January 31, 2000 (Unaudited)

---------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------
Investments in securities, at value
(Cost: $24,028,093)                                             $27,059,561
---------------------------------------------------------------------------
Foreign currency, at value
(Cost: $13,681)                                                      13,943
---------------------------------------------------------------------------
Receivable for investments sold                                      18,380
---------------------------------------------------------------------------
Dividends receivable                                                  1,587
---------------------------------------------------------------------------
Interest receivable                                                     201
---------------------------------------------------------------------------
Foreign taxes recoverable                                             9,877
---------------------------------------------------------------------------
TOTAL ASSETS                                                     27,103,549
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------
Due to custodian bank                                                85,982
---------------------------------------------------------------------------
Payable for investments purchased                                    76,146
---------------------------------------------------------------------------
Accrued management fee                                               13,813
---------------------------------------------------------------------------
Other accrued expenses and payables                                  65,916
---------------------------------------------------------------------------
Total liabilities                                                   241,857
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $26,861,692
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------
Net assets consist of:
---------------------------------------------------------------------------
Undistributed net investment income (loss)                      $    40,758
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                     3,031,468
---------------------------------------------------------------------------
  Foreign currency related transactions                                (793)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                              1,167,587
---------------------------------------------------------------------------
Paid-in capital                                                  22,622,672
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $26,861,692
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 NET ASSETS VALUE
---------------------------------------------------------------------------
NET ASSET VALUE and redemption price per share
($26,861,692 / 2,636,043 outstanding shares of beneficial
interest,
$.01 par value, unlimited number of shares authorized.)              $10.19
---------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six Months ended January 31, 2000 (Unaudited)

--------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $3,945)             $   36,665
--------------------------------------------------------------------------
Interest                                                           581,163
--------------------------------------------------------------------------
Total income                                                       617,828
--------------------------------------------------------------------------
Expenses:
Management fee                                                      82,817
--------------------------------------------------------------------------
Services to shareholders                                            30,632
--------------------------------------------------------------------------
Custodian fees                                                       5,534
--------------------------------------------------------------------------
Administrative services fees                                        39,872
--------------------------------------------------------------------------
Auditing                                                             3,409
--------------------------------------------------------------------------
Legal                                                                3,409
--------------------------------------------------------------------------
Trustees' fees and expenses                                          5,014
--------------------------------------------------------------------------
Reports to shareholders                                              8,300
--------------------------------------------------------------------------
Other                                                                2,662
--------------------------------------------------------------------------
Total expenses, before expense reductions                          181,649
--------------------------------------------------------------------------
Expense reductions                                                    (948)
--------------------------------------------------------------------------
Total expenses, after expense reductions                           180,701
--------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       437,127
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------

Net realized gain (loss) from:
  Investments                                                    1,461,367
--------------------------------------------------------------------------
  Foreign currency related transactions                              1,425
--------------------------------------------------------------------------
                                                                 1,462,792
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                      661,902
--------------------------------------------------------------------------
  Foreign currency related transactions                               (793)
--------------------------------------------------------------------------
                                                                   661,109
--------------------------------------------------------------------------
Net gain (loss) on investment transactions                       2,123,901
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $2,561,028
--------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR SIX MONTHS ENDED
                                                               JANUARY 31, 2000               YEAR ENDED
                                                                 (UNAUDITED)                 JULY 31, 1999
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                     $   437,127                      994,171
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                1,462,792                    2,007,628
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                       661,109                   (2,703,119)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         2,561,028                      298,680
----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                        (950,434)                  (1,119,736)
----------------------------------------------------------------------------------------------------------
  From net realized gains                                         (1,876,497)                  (3,091,020)
----------------------------------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of distributions                                      2,886,741                    4,216,049
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (3,569,475)                  (5,563,644)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        (682,734)                  (1,347,595)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                    948,637                   (5,259,671)
----------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 27,810,329                   33,070,000
----------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income (loss) of $40,758 and $554,064,
respectively)                                                    $26,861,692                  $27,810,329
----------------------------------------------------------------------------------------------------------
 OTHER INFORMATION
----------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                          2,694,309                    2,809,229
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                                      278,129                      408,007
----------------------------------------------------------------------------------------------------------
Shares redeemed                                                     (336,395)                    (522,927)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund Shares                               (58,266)                    (114,920)
----------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                                2,636,043                    2,694,309
----------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             FOR THE
                                 FOR SIX MONTHS         YEAR ENDED       ONE MONTH ENDED
                                ENDED JANUARY 31,        JULY 31,           JULY 31,           YEAR ENDED JUNE 30,
                                   (UNAUDITED)       ----------------    ---------------    --------------------------
                                      2000            1999      1998          1997           1997      1996      1995
----------------------------------------------------------------------------------------    --------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------    --------------------------
Net assets value, beginning of
period                               $ 10.32          11.77     11.60         11.13          10.60      9.96      9.02
----------------------------------------------------------------------------------------    --------------------------
Income (loss) from investment
  operations:
Net investment income (loss)             .17(a)         .35       .42           .03            .42       .36       .27
----------------------------------------------------------------------------------------    --------------------------
Net realized and unrealized
gain (loss) on investment
transactions                             .86           (.22)      .77           .44            .71       .63       .79
----------------------------------------------------------------------------------------    --------------------------
Total from investment
  operations                            1.03            .13      1.19           .47           1.13       .99      1.06
----------------------------------------------------------------------------------------    --------------------------
Less distribution from:
  Net investment income                 (.39)          (.42)     (.49)           --           (.44)     (.35)     (.12)
----------------------------------------------------------------------------------------    --------------------------
  Net realized gain on
  investment transactions               (.77)         (1.16)     (.53)           --           (.16)       --        --
----------------------------------------------------------------------------------------    --------------------------
Total distributions                    (1.16)         (1.58)    (1.02)           --           (.60)     (.35)     (.12)
----------------------------------------------------------------------------------------    --------------------------
Net asset value, end of period       $ 10.19          10.32     11.77         11.60          11.13     10.60      9.96
----------------------------------------------------------------------------------------    --------------------------
TOTAL RETURN (%)                        9.88**         1.12     11.17          4.22**        11.08     10.05     11.91
----------------------------------------------------------------------------------------    --------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------    --------------------------
Net assets, end of period ($
thousands)                           $26,862         27,810    33,070        35,725         34,766    37,818    30,699
----------------------------------------------------------------------------------------    --------------------------
Ratio of expenses before
expense reductions (%)                  1.31*          1.30      1.19          1.19*          1.19      1.32      1.29
----------------------------------------------------------------------------------------    --------------------------
Ratio of expenses after
expense reductions (%)                  1.31*          1.30      1.19          1.19*          1.19      1.32      1.29
----------------------------------------------------------------------------------------    --------------------------
Ratio of net investment income
(loss) (%)                              3.17*          3.28      3.49          3.20*          3.63      3.60      3.77
----------------------------------------------------------------------------------------    --------------------------
Portfolio turnover rate (%)               28*            62        27            30*            25        50        75
----------------------------------------------------------------------------------------    --------------------------

(a) Based on average shares outstanding.

 *  Annualized.

 **  Not annualized.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Worldwide 2004 Fund (the "Fund") is a
                             diversified series of Kemper Target Equity Fund
                             (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             Fund shares were sold to the public during an offering period that ended in 1996, and are redeemable on a continuous basis. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio, as well as by a guarantee from Scudder Kemper Investments, Inc., the Funds investment manager.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts

NOTES TO FINANCIAL STATEMENTS

                             and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             Original issue discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2
     PURCHASES & SALES
     OF SECURITIES           For the six months ended January 31, 2000,
                             investment transactions (excluding short-term instruments) are as follows:

                             Purchases                                $3,794,114

                             Proceeds from sales                       8,424,734

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .60% of average daily net assets. The Fund incurred a management fee of $82,817 for the six months ended January 31, 2000. In addition, during the six months ended January 31, 2000, the Adviser reimbursed the Fund $81,190 for losses incurred in connection with certain portfolio transactions.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended January 31, 2000 are $39,872 of which $17,544 is unpaid.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $20,965 for the six months ended January 31, 2000, of which $11,804 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six month ended January 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $5,014 to independent trustees.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were to reduce a portion of the Fund's expenses. During the six months ended
                             January 31, 2000, the Fund's custodian fees were reduced by $948 under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its assets under the agreement.

                                                                           NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Trustee                           President                         Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Trustee                           IRENE CHENG                       Assistant Secretary
                                  Vice President
THOMAS W. LITTAUER                                                  BRENDA LYONS
Chairman, Trustee and             TRACY MCCORMICK                   Assistant Treasurer
Vice President                    Vice President

FRED B. RENWICK                   ANN M. MCCREARY
Trustee                           Vice President

JOHN G. WEITHERS                  KATHRYN L. QUIRK
Trustee                           Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN                             THE CHASE MANHATTAN BANK
                                      Chase Metro Tech Center
                                      Brooklyn, NY 11245
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by
a Kemper Target Equity Fund Prospectus.

KWF - 3(3/25/00) 1105640

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)